UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      August 7, 2007
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                             SureWest Communications
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             (Exact Name of Registrant as Specified in its Charter)


         California                      0-556               68-0365195
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(State or Other Jurisdiction        (Commission Fil        (IRS Employer
     of Incorporation)                  Number)          Identification No.)


200 Vernon Street, Roseville, California                          95678
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code         (916) 772-2000
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          (Former Name or Former Address if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2  Financial Information

Item 2.02  Results of Operations and Financial Condition.

         On August 7, 2007, SureWest Communications issued a press release announcing its financial results for the quarter ended June 30, 2007. The company's press release announcing the results is attached hereto as Exhibit
99.1. The information contained in this Current Report, including the exhibit, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of SureWest Communications, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

         The press release contains non-GAAP financial measures, including operating earnings before interest, taxes, depreciation and amortization, which are not prepared in accordance with GAAP. Operating EBITDA represents net income excluding amounts for income taxes, depreciation and amortization and all other non-operating income/expenses, and is a common measure of operating performance in the telecommunications industry. Operating EBITDA is not a measure of financial performance under generally accepted accounting principles and should not be construed as a substitute for consolidated net income as a measure of performance. A reconciliation of Operating EBITDA to comparable GAAP financial measures is included in the financial tables that are part of the press release.


Section 9  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

         (d) Exhibits.

         Exhibit 99.1 Press Release dated August 7, 2007


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SUREWEST COMMUNICATIONS

                              By:
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                              Philip A. Grybas
                              Senior Vice President and Chief Financial Officer
Date: August 7, 2007

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

                                  EXHIBIT INDEX


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   Exhibit No.                            Description
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       99.1         Press Release dated August 7, 2007.
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